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                                                                   EXHIBIT 10.21



                    MICROSOFT SQL SERVER (TM) VERSION 7.0
                                  LICENSES: 1



END-USER LICENSE AGREEMENT

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SERVER LICENSE FOR MICROSOFT SERVER PRODUCTS

IMPORTANT-READ CAREFULLY: This End-User License Agreement ("EULA") is a legal agreement between you (either an individual or a single entity) and Microsoft Corporation for the Microsoft software product identified above, which includes computer software and may include associated media, printed materials, and "online" or electronic documentation ("SOFTWARE PRODUCT"). An amendment or addendum to this EULA may accompany the SOFTWARE PRODUCT. BY INSTALLING, COPYING, OR OTHERWISE USING THE SOFTWARE PRODUCT, YOU AGREE TO BE BOUND BY THE TERMS OF THIS EULA. IF YOU DO NOT AGREE TO THE TERMS OF THIS EULA, DO NOT INSTALL OR USE THE SOFTWARE PRODUCT; YOU MAY, HOWEVER, RETURN IT TO YOUR PLACE OF PURCHASE FOR A FULL REFUND.
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The SOFTWARE PRODUCT is protected by copyright laws and international copyright treaties, as well as other intellectual property laws and treaties. The SOFTWARE PRODUCT is licensed, not sold.

1. GRANT OF LICENSE. This EULA grants you the following rights provided that you comply with all terms and conditions of this EULA:

     a. Types of Software. The SOFTWARE PRODUCT contains some or all of the following types of software: "Server Software" that provides services or functionality on a computer acting as a server (and, the computer running the Server Software shall be referred to as the "Server"); and "Client Software" that allows a computer, workstation, terminal, handheld PC, pager, telephone, "smart phone," or other electronic device (each of the foregoing a "Device") to access or utilize the services or functionality provided by the Server Software. Several copies of the Server Software and the Connector Software (applicable to Microsoft Exchange Server only), each of which is compatible with a different microprocessor architecture (such as the x86 architecture or various RISC architectures), may be provided.

     b. Installation-Server Software. At any given time, you may install one copy of the Server Software for only one of those architectures on a single computer. Client Software. You may install the Client Software on any Device.

     C. Use of the Server Software. You may use one copy of the Server Software on one Server. You must acquire a separate Client Access License for each unique Device which accesses or otherwise utilizes the services or functionality of the Server Software, whether you use the Client Software or any other software to do so, unless otherwise noted in Section 2 below. This is known as using the Server Software in "Per Seat Mode." However, you may elect to use the Server Software for Microsoft SQL Server, Windows NT Server (except as specified below), Site Server, Site Server Commerce Edition, or SNA Server (but not Microsoft Exchange Server, Windows NT Server, Terminal Server Edition, Systems Management Server, or BackOffice Server) in "Per Server Mode" as defined below. If you choose Per Seat Mode, your choice is permanent. You also need a Windows NT Workstation license to access or utilize certain services or functionality of Windows NT Server as described below.

     d. Alternate Terms If You Elect to Use the Server Software In Per Server Mode. In Per Server Mode, the maximum number of Devices that may access or otherwise utilize the services or functionality of the Server Software at a given point in time is equal to the number of Client Access Licenses that you have acquired and designated for use exclusively with that Server. Devices to which a Client Access License has been designated may also access Server Software running in the Per Server Mode, provided the additional access is within that Server's maximum licensed capacity. You also have the right to change your use of the Server Software to Per Seat Mode, but then this choice is permanent. Consult the terms of your Client Access Licenses to determine your rights with respect to such Client Access Licenses in connection with such change.

     e. Use of the Client Software. You may use the Client Software provided that you acquire Client Access Licenses as required in Paragraphs 1(c) and 1(d) above, and subject to any limitations set forth in Paragraph 2.

     f. Not for Resale Software. If the SOFTWARE PRODUCT is labeled "Not for Resale" or "NFR," then, notwithstanding Section 1 of this EULA, your use of the SOFTWARE PRODUCT is limited to use for demonstration, test, or evaluation purposes and you may not resell, or otherwise transfer for value, the SOFTWARE PRODUCT.

                                                                     (Continued)

     g. Academic Edition Software. If the SOFTWARE PRODUCT is identified as "Academic Edition" or "AE," you must be a "Qualified Educational User" to use the SOFTWARE PRODUCT. If you are not a Qualified Educational User, you have no rights under this EULA. To determine whether you are a Qualified Educational User, please contact the Microsoft Sales Information Center/One Microsoft Way/Redmond, WA 98052-6399 or the Microsoft subsidiary serving your country.

     h. License Pack. If this package is a License Pack, you may install and use additional copies of the Server Software and Connector Software, if any, up to the number of copies specified above as "Licensed Copies."

     i. Installation on a Single Server. The SOFTWARE PRODUCT is licensed as a single product. The Server Software components may not be separated for use on more than one Server, unless otherwise provided herein. By way of example, and not limitation, the foregoing restriction applies to the Microsoft BackOffice Server product suite.

     j. No "Multiplexing" or "Pooling." Use of software or hardware that reduces the number of Devices directly accessing or utilizing the Server Software (sometimes called "multiplexing" or "pooling" software or hardware) does not reduce the number of Client Access Licenses required; the required number of Client Access Licenses would equal the number of distinct inputs to the multiplexing or pooling software or hardware "front end."

     k. Additional Software. Any software provided to you by Microsoft which updates or supplements the original SOFTWARE PRODUCT is part of the SOFTWARE PRODUCT and is governed by this EULA, unless other terms of use are provided with such updates or supplements. Any software provided to you along with the SOFTWARE PRODUCT that is associated with a separate end-user license agreement is licensed to you under the terms of that license agreement, except if this EULA specifically sets forth the terms of use for such software then the terms set forth in this EULA shall apply.

2.   DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.

     a. For all SOFTWARE PRODUCTS. Server Software Transfer. You may transfer the Server Software to another computer, provided that it is removed from the computer from which it is transferred. Rental. You may not rent, lease, or lend the SOFTWARE PRODUCT. Transfer to Third Party. The initial user of the SOFTWARE PRODUCT may make a one-time permanent transfer of this EULA and SOFTWARE PRODUCT only directly to an end user. This transfer must include all of the SOFTWARE PRODUCT (including all component parts, the media and printed materials, this EULA, and, if applicable, the Certificate of Authenticity). Such transfer may not be by way of consignment or any other indirect transfer. The transferee of such one-time transfer must agree to comply with the terms of this EULA, including the obligation not to further transfer this EULA and SOFTWARE PRODUCT. Notice to Users. You shall inform all users of the SOFTWARE PRODUCT of the terms and conditions of this EULA. Limitation on Reverse Engineering, Decompilation, and Disassembly. You may not reverse engineer, decompile, or disassemble the SOFTWARE PRODUCT, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation. Performance or Benchmark Testing. You may not disclose the results of any benchmark test of either the Server Software or Client Software for Microsoft SQL Server, Microsoft Exchange Server, or Microsoft Proxy Server to any third party without Microsoft's prior written approval. Version Limitation. The Server Software contains a certain version number (such as version "3.5"). This EULA permits you to install one copy of the Server Software with the same (or a lower) version number as the Server Software version number listed above on a single computer. If the SOFTWARE PRODUCT is Microsoft BackOffice Server product suite, this EULA also permits you to install one copy of a lower version of a Server Software component that is contained in such product suite. Termination. Without prejudice to any other rights, Microsoft may terminate this EULA if you fail to comply with the terms and conditions of this EULA. In such event, you must destroy all copies of the SOFTWARE PRODUCT and all of its component parts. Consent to Use of Data. With respect to technical information you provide to Microsoft as part of any (if any) support services related to the SOFTWARE PRODUCT ("Support Services"), you agree that Microsoft (and its affiliates and agents) may collect, process, and use such information for its business purposes, including for product support and development. Microsoft will not utilize such technical information in a form that personally identifies you.

     b. For Microsoft Windows NT Server (all editions)-Processor Limitation. The Server Software may be used by no more than four (4) processors of the Server at any one time (support for a greater number of processors is available from authorized computer hardware vendors). Client Access. You need a Client Access License for Windows NT Server in order to access or otherwise utilize any of the following Windows NT Server basic network/application services, components, or functionality: File Services (accessing or managing files, or accessing or managing disk storage), Printing Services (printing to a printer managed by a Windows NT Server), Microsoft Message Queue Server (sending or receiving messages from Microsoft Message Queue Server), Microsoft Transaction Server (invoking component-based applications managed by Microsoft Transaction Server), Remote Access Service (accessing the server from a remote location through a communications link), and Terminal Server Functionality (as defined below). Note: Remote Access Service includes the use of Internet Connection Services, including Internet Authentication Services (validation or transference of a remote access request) or Connection Point Services (remotely configuring the Microsoft Connection Manager Client with new phone numbers or other data). You do not need a Client Access License for Windows NT Server to access or otherwise utilize any other Windows NT Server services or functionality. Note on Microsoft Windows for Workgroups or Windows 95 Software. The media on which Windows NT Server resides may contain a copy of Windows for Workgroups or Windows 95 software. In order to install or use this software, you must acquire a separate Windows for Workgroups or Windows 95 license. Note on Microsoft FrontPage Software. Windows NT Server contains Microsoft FrontPage software, which allows a single user to develop and maintain an Internet/intranet Web site. You may install and use one copy of Microsoft FrontPage on a single
          Device. Note on Microsoft Site Server Express. You may copy and distribute Microsoft Site Server Express on any Device within your organization.

          For Windows NT Server terminal server services and Windows NT Server, Terminal Server Edition. In addition to the Client Access License for Windows NT Server, you must also acquire a Windows NT Workstation license for each Device using "Terminal Server Functionality," which is defined as (a) third-party software that utilizes Windows NT Server to display or use Windows-based or Windows NT-based applications on a Device ("Third-Party Terminal Software"), and/or (b) the services of Windows NT Server, Terminal Server Edition which display or use Windows-based or Windows NT-based applications on a Device. Any Device running a validly licensed copy of Windows NT Workstation has the right to use Terminal Server Functionality. The Windows NT Workstation license must have the same version number as or a higher version number than the corresponding version number of Windows NT Server or Windows NT Server, Terminal Server Edition being used. "Multiplexing" or "pooling" software or hardware does not reduce the number of Windows NT Workstation licenses required; the required number of Windows NT Workstation licenses would equal the number of distinct inputs to the multiplexing or pooling software or hardware "front end." When using Windows NT Server in conjunction with Third-Party Terminal Software, Windows NT Server may not be used in Per Server Mode. You also may need additional licenses in order to use other software products that are installed on the Server and are utilizing Terminal Server Functionality-please consult the license agreement accompanying any such software.

     c. For Microsoft Windows NT Server, Enterprise Edition--Processor Limitation. The Server Software may be used by no more than eight (8) processors of the Server at any one time (support for a greater number of processors is available from authorized computer hardware vendors). SQL Server Feature. Windows NT Server, Enterprise Edition may install an additional feature which is a restricted version of Microsoft SQL Server. If such feature is installed, you may use it solely in support of the Microsoft Message Queue Server directory functions. However, you may not use such restricted SQL Server feature for any other purpose.

     d. For Microsoft SQL Server, Enterprise Edition and Microsoft Exchange Server, Enterprise Edition-Note Regarding Use in a Clustered Environment. If you are using the Server Software in a clustered environment and the Server on which the Server Software is installed fails over to one other computer in the cluster ("Fail-Over Computer"), you may use the Server Software on such Fail-Over Computer provided that you: (i) have acquired a separate licensed copy of the Server Software for such Fail-Over Computer, and (ii) use the Server Software on the Fail-Over Computer only for so long as the Server on which the Server Software is installed has failed over to such Fail-Over Computer. At any point in time, however, the Server Software may be used only on one computer.

     e. For Microsoft SQL Server (all editions)--Client Access. You do not need a Client Access License in order for a Microsoft SQL Server or Microsoft SQL Server, Enterprise Edition to solely interact with another Microsoft SQL Server or Microsoft SQL Server, Enterprise Edition. Note Regarding Interaction between Microsoft SQL Server and Microsoft Data Engine ("MSDE"). If you use MSDE to access or use the services of Microsoft SQL Server (for example, replication, data transformation or heterogeneous query services), you must use Microsoft SQL Server in Per Seat Mode (that is, each unique Device accessing SQL Server must have a Client Access License dedicated to
          it) Note Regarding Use of SQL Server Desktop. You may only install and use the SQL Server Desktop component of Microsoft SQL Server on each Device to which a valid Client Access License for the Server Software has been dedicated. If you use SQL Server Desktop to access or use the services of any version of Microsoft SQL Server (for example, replication, data transformation, or heterogeneous query services), you must use such Microsoft SQL Server in Per Seat Mode. Note Regarding Use of SQL Server Tools. You may only use the Management Tools, Books-Online, and Development Tools components of Microsoft SQL Server (collectively "Tools") on each Device for which you have a valid Client Access License for the Server Software. Note Regarding the Use of Redistributable Components. You may reproduce and distribute the files listed in the REDIST.TXT file (collectively referred to as "Redistributable Components") provided that you comply with the Distribution Terms listed in such REDIST.TXT file.

     f. For Microsoft Exchange Server (all editions)--Connector Software. If applicable, at any given time, you may install and use on one Server only one copy of the Connector Software for one of the provided architectures. If you choose to make the Connector Software a usable feature, you must also acquire a separate license or licenses (whether as part of the license for Microsoft Exchange Server or as a separate license for the Connector Software) to install and use the Connector Software on every other Microsoft Exchange Server in the same "Microsoft Exchange Organization." A "Microsoft Exchange Organization" is the group of all Microsoft Exchange Servers with the same organization name specified during the Microsoft Exchange Server installation process for the express purpose of connecting the servers. Client Software. Microsoft Outlook is part of the Microsoft Client Software for Microsoft Exchange Server. You may use Microsoft Outlook to access or utilize the services of any version of Microsoft Exchange Server provided that you have acquired the necessary Client Access Licenses to do so. You may also use one copy of Microsoft Outlook on a stand-alone basis on each Device for which you have a valid Client Access License for any version of Microsoft Exchange Server. You do not have any other right to use Microsoft Outlook. Client Access. Each Client Access License for Microsoft Exchange Server may also be used for any other Device that you use less than twenty percent (20%) of your total connection time. The term "total connection time" means the total amount of time that you use Microsoft Client Software (other than the Client Software component of the chat service) to access and otherwise use Microsoft Exchange Server from a Device. You do not need a Client Access License for Microsoft Exchange Server for anonymous access to Microsoft Exchange Server services. Anonymous access occurs when a Device accesses information held in a Microsoft Exchange Server without having a mailbox or custom recipient object which identifies it, and consequently, is not validated by a Windows NT Server domain ID. Note Regarding the Use of the Sample Applications. Microsoft grants you the nonexclusive right to use and modify the source code version of the files designated as Sample Applications ("Sample Applications") and to reproduce and distribute the object code versions of such modifications in conjunction with your application that utilizes the services of Microsoft Exchange Server ("Application"). You are granted the foregoing distribution rights provided that you comply with the Distribution Requirements listed below. Note an Outlook Web Access Software. You may customize, reproduce and distribute the Outlook Web Access software ("OWA Software") provided that (a) if you distribute the OWA Software you comply with subsections (ii) - (v) in Paragraph g below (substituting "OWA Software" in place of "Application" and "Redistributables"); and
          (b) if you use the OWA Software internally and customize it or incorporate it into any other software, you comply with subsection (v) in Paragraph g below (similarly revised). Note on Source Extractor, Administrator, and Microsoft Mail Connector. You may install and use the Source Extractor, Administrator, and Microsoft Mail Connector components on additional computers. Microsoft also grants you the right to modify the source code version of the Source Extractor. The Source Extractor may only be used to migrate data to Microsoft Exchange Server.

     g. Distribution Requirements for Microsoft Exchange Server Sample Applications. If you distribute object code versions of the Sample Applications (collectively "Redistributables") as provided above, you agree to: (i) distribute the Redistributables only in conjunction with and as a part of your Application; (ii) not use Microsoft's name, logo, or trademarks to market your Application; (iii) include a valid copyright notice in your Application; (iv) include an end-user license agreement with your Application that grants a limited license to use the Redistributables and otherwise protects Microsoft's and its suppliers' intellectual property rights in the Redistributables; and
          (v) indemnify, hold harmless, and defend Microsoft and its suppliers from and against any claims or lawsuits, including attorneys' fees, that arise or result from the use or distribution of your Application. You shall display any patent or proprietary rights notices on each copy of your Application(s) that contains executables, if and as required in the documentation or other materials provided with the Sample Applications, or subsequently provided to you by Microsoft.

                                                                     (Continued)

     h. For Microsoft Proxy Server--Client Access. You do not need a Client Access License to access or otherwise utilize the services or functionality of Microsoft Proxy Server.

     i. For Microsoft SNA Server--Client Access. You do not need a Client Access License for Microsoft SNA Server in order to access or utilize the following SNA Server services solely as server-based processes:
          AFTP Client and Server, FTP-AFTP Gateway Service, VSAM File Transfer Utility, Shared Folders Gateway Service, Host Print Service, OLE DB Provider for AS/400 and VSAM, COM Transaction Integrator for CICS and IMS, Host Security Integration Services, and NetView Integration Services. You also do not need a Client Access License if you are accessing or utilizing the services of Microsoft SNA Server solely as necessary to run Microsoft Host Data Replicator on the same Server as the SNA Server. Client Software. The SNA Server 3270 and 5250 terminal emulation applets ("Applets") and the ODBC Driver for DB2 components of the Client Software may be used by only one user per licensed copy of the Server Software. Licenses for additional users must be acquired separately. Additionally, the Applets may only be used to access or otherwise utilize the services of Microsoft SNA Server. Note Regarding Use of Host Security Integration Feature. You may install and use the software identified as "Windows NT Account Synchronization Service" and "Host Account Cache" on any computer running a validly licensed copy of Windows NT Server within your organization. Additional Rights for Development. You may also install and use copies of the OLE DB Provider for AS/400 and VSAM ("OLE DB Provider") and/or the COM Transaction Integrator for CICS and IMS ("COM Transaction Integrator") and/or the Software Development Kit, if included, (collectively "Development Software") on one or more computers located at your premises solely for the purpose of developing applications that work in conjunction with the Microsoft SNA Server ("Applications"). You may use and modify the source code designated as "Sample Code" in the SAMPLES.TXT file for the sole purposes of designing, developing, and testing your Applications. You may also reproduce and distribute the Sample Code, along with any modifications you make thereto, provided that you comply with the Distribution Requirements described in the REDIST.TXT file. For purposes of this section, "modifications" shall mean enhancements to the functionality of the Sample Code. Portions of SNA Server are also designated as "Redistributable Code." The text file named REDIST.TXT contains a list of such files, as well as the distribution rights associated with the Redistributable Code.

     j. For Microsoft Systems Management Server--Client Access. You do not need a Client Access License in order to solely execute Systems Management Server-to-Systems Management Server communications which are solely managing a third Device. You also do not need to acquire a Client Access License for Microsoft SQL Server to use the administration console or utilities provided with Systems Management Server to access or otherwise utilize the services of Microsoft SQL Server. Client Software. You may install and use the Installer component of the Client Software ("SMS Installer") only on Devices within your organization and only for the purpose of creating installation programs through the use of SMS Installer ("Setup Programs"). You may also use and modify the source code designated as "Sample Code" in the SAMPLES.TXT file for the sole purposes of designing, developing, and testing your Setup Programs. You may also install and use in object code form the Redistributable Components (as defined below), along with any modifications you may make to the Sample Code, only on Devices within your organization for a purpose other than creation of Setup Programs, provided that you: (i) reproduce and use the Redistributable Components only in conjunction with or as part of a Setup Program; (ii) have a valid Client Access License for any version of Microsoft Systems Management Server for each Device that uses the Redistributable Components; and (iii) indemnify, hold harmless, and defend Microsoft and its suppliers from and against any claims or lawsuits, including attorneys' fees, that arise or result from the use of your Setup Program or any software installed by your Setup Program. You do not have any other right to install or use SMS Installer. Note Regarding Metering Services and Client Access Points Features. You may install and use the Metering Services and Client Access Points components of the Server Software on any computer running a validly licensed copy of Windows NT Server within your organization. Note Regarding Use of the Redistributable Components. You may reproduce and distribute the files listed in the REDIST.TXT file (collectively referred to as "Redistributable Components"), along with any modifications you may make to the Sample Code, provided that you comply with the Distribution Terms listed in such REDIST.TXT file. Note that the Distribution Terms include, among other conditions, terms similar to those described in subsections
          (i) - (iii) of the Client Software note above.

     k. For Microsoft Site Server (all editions). You may use one copy of the Server Software to support a single "domain" on a single Server. For the purposes of this EULA, "domain" shall mean the description of a computer's location on the Internet. An Internet domain is comprised of a second-level domain name (e.g., microsoft) and a top-level domain name (e.g., com). For example, http://www.microsoft.com/ and http://www.microsoft.com/products/ are part of a single domain, while http://www.microsoft.com/ and http://www.msn.com/ are not. The single domain restriction shall not apply to intranet usage of the Server Software within and for a single organization. Content Deployment Software. You may install and use one copy of Content Deployment software included in the Server Software on a single computer for staging and on a second computer for production, provided that at least one of such computers is running a licensed copy of the Server Software. Client Access. You do not need a Client Access License in order to solely execute Site Server-to-Site Server communications. Per Server Mode. When a Device "visits" a Server, it is deemed to be accessing, utilizing, and/or simultaneously connecting to the Server Software. For purposes of the previous sentence, a "visit" means a series of one or more requests from a Device to a Server. A visit ends when such Device does not make any additional requests of the Server Software for a period of time that exceeds the default setting for a visit, as described in the Site Server documentation. A "request" means a hit that successfully retrieves content. Commercial Use. Site Server is licensed for your use and you may not use Site Server to provide Commercial Services to third parties. Each of the following is a "Commercial Service": (a) a product or service that uses one or more services of Site Server and alleviates any third party from the obligation to obtain a separate license to Site Server for his, her, or itself; and (b) a product or service that uses Site Server as part of an Internet access and/or carriage service for any third party. Examples of Commercial Services include, but are not limited to, the following: (a) hosting of Internet, Extranet, or Intranet sites on behalf of any third party, whether or not the sites are registered as separate domains; (b) hosting of applications that use the services of Site Server on behalf of any third party; or (c) hosting of commerce or other services of Site Server on behalf of any third party. Software Development Kits ("SDK Software"). You may install and use copies of the SDK Software on one or more computers located at your premises solely for the purpose of building applications that work in conjunction with Microsoft Site Server ("Applications"). You may modify the Sample Code to design, develop, and test your Applications, and may reproduce and use the Sample Code, as modified, on one or more computers located at your premises. For the purposes of this section, "Sample Code" shall mean the sample source, HTML, and Active Server Page (ASP) code located in Site Server's "SDK" and "samples" directories. You may also reproduce and distribute the Sample Code, along with any modifications you make thereto, provided that you comply with the Distribution Requirements described in the REDIST.TXT file. For purposes of this section, "modifications" shall mean enhancements to the functionality of the Sample Code.

     3. UPGRADES. If the SOFTWARE PRODUCT is labeled as an upgrade, you must be properly licensed to use a product identified by Microsoft as being eligible for the upgrade in order to use the SOFTWARE PRODUCT. Except if you have acquired a direct Upgrade from Microsoft BackOffice Small Business Server ("Small Business Server") as specified below, a SOFTWARE PRODUCT labeled as an upgrade replaces and/or supplements (and may disable) the product that formed the basis for your eligibility for the upgrade, and following the upgrade you may use the resulting SOFTWARE PRODUCT only in accordance with the terms of this EULA. Upgrades of a Component of Microsoft BackOffice Server Product Suite. If the SOFTWARE PRODUCT is an Enterprise Edition or a Commerce Edition which upgrades a component of Microsoft BackOffice Server product suite then, effective upon your installation of the SOFTWARE PRODUCT, the SOFTWARE PRODUCT replaces the component being upgraded and you may use the SOFTWARE PRODUCT as a stand-alone product in accordance with the terms of this EULA. The remaining components of Microsoft BackOffice Server product suite may be used only in accordance with the terms of the Microsoft End-User License Agreement that accompanied the original product suite. Upgrades of Microsoft BackOffice Small Business Server. If you have acquired the SOFTWARE PRODUCT as an upgrade from Small Business Server, including if you have acquired the SOFTWARE PRODUCT as an indirect upgrade from Small Business Server (for example, if you upgraded from Small Business Server to a full use Microsoft SQL Server and then upgraded such Microsoft SQL Server to Microsoft BackOffice Server product suite ("BackOffice Server"), you may use the SOFTWARE PRODUCT in accordance with the terms of this EULA; provided that: (a) you may install and use the SOFTWARE PRODUCT only on the same computer as the Small Business Server is installed; (b) if you transfer the Small Business Server to another computer or to a third party in accordance with the terms of the End-User License Agreement for the Small Business Server ("SBS EULA"), you must also transfer the SOFTWARE PRODUCT; and (c) subsequent to the upgrade, the Small Business Server may be used in accordance with the terms of the SBS EULA, except as provided below with respect to its fax and modem pooling server software components ("Fax and Modem Software"). If the SOFTWARE PRODUCT you acquired as an upgrade from Small Business Server is either (a) Microsoft Windows NT Server or (b) BackOffice Server, then the Fax and Modem Software is no longer subject to the connection limitation in the SBS EULA and you do not need to acquire a Client Access License for Small Business Server for each Device that accesses or utilizes the Fax and Modem Software.

     4. INTELLECTUAL PROPERTY RIGHTS. All title and intellectual property rights in and to the SOFTWARE PRODUCT (including but not limited to any images, photographs, animations, video, audio, music, text, and "applets" incorporated into the SOFTWARE PRODUCT), and any copies you are permitted to make herein are owned by Microsoft or its suppliers. All title and intellectual property rights in and to the content which may be accessed through use of the SOFTWARE PRODUCT is the property of the respective content owner and may be protected by applicable copyright or other intellectual property laws and treaties. This EULA grants you no rights to use such content. If this SOFTWARE PRODUCT contains documentation which is provided only in electronic form, you may print one copy of such electronic documentation. You may not copy the printed materials accompanying the SOFTWARE PRODUCT. All rights not expressly granted are reserved by Microsoft.

     5. REINSTALLATION COPY. After installation of one copy of the SOFTWARE PRODUCT pursuant to this EULA, you may keep the original media on which the SOFTWARE PRODUCT was provided by Microsoft solely for archival purposes or reinstallation of the SOFTWARE PRODUCT on the same computer as the SOFTWARE PRODUCT was previously installed.

     6. DUAL-MEDIA SOFTWARE. You may receive the SOFTWARE PRODUCT in more than one medium. Regardless of the type or size of medium you receive, you may use only one medium that is appropriate for your single computer. You may not use the other medium for another computer. You may not loan, rent, lease, or otherwise transfer the other medium to another user, except as part of the permanent transfer (as provided above) of the SOFTWARE PRODUCT.

     7.   EXPORT RESTRICTIONS.

          Non-Exportable Encryption. If the SOFTWARE PRODUCT is any edition of Microsoft Windows NT Server, Exchange Server, Site Server, or BackOffice Server (except if such SOFTWARE PRODUCT is labeled "Not For Resale" or "NFR"), the following terms apply: The SOFTWARE PRODUCT is intended for distribution only in the United States (including Puerto Rico, Guam, and all other territories, dependencies, and possessions of the United States) and Canada. Export of the SOFTWARE PRODUCT from the United States is regulated under "El controls" of the Export Administration Regulations (EAR, 15 CFR 730-744) of the U.S. Commerce Department, Bureau of Export Administration (BXA). A license is required to export the SOFTWARE PRODUCT outside the United States or Canada. You agree that you will not directly or indirectly export or re-export the SOFTWARE PRODUCT (or portions thereof) to any country, other than Canada, or to any person or entity subject to U.S. export restrictions without first obtaining a Commerce Department export license. You warrant and represent that neither the BXA nor any other U.S. federal agency has suspended, revoked, or denied your export privileges.

          Exportable Encryption. If the SOFTWARE PRODUCT is any edition Microsoft SQL Server, Proxy Server, SNA Server, or Systems Management Server, or any edition of Microsoft Windows NT Server, Exchange Server, Site Server, or BackOffice Server that is labeled "Not For Resale" or "NFR," the following terms apply: You agree that you will not export or re-export the SOFTWARE PRODUCT, any part thereof, or any process or service that is the direct product of the SOFTWARE PRODUCT (the foregoing collectively referred to as the "Restricted Components"), to any country, person, or entity subject to U.S. export restrictions. You specifically agree not to export or re-export any of the Restricted Components (i) to any country to which the U.S. has embargoed or restricted the export of goods or services, which currently include, but are not necessarily limited to Cuba, Iran, Iraq, Libya, North Korea, Sudan, and Syria, or to any national of any such country, wherever located, who intends to transmit or transport the Restricted Components back to such country; (ii) to any person or entity who you know or have reason to know will utilize the Restricted Components in the design, development, or production of nuclear, chemical, or biological weapons; or (iii) to any person or entity who has been prohibited from participating in U.S. export transactions by any federal agency of the U.S. government. You warrant and represent that neither the BXA nor any other U.S. federal agency has suspended, revoked or denied your export privileges.

--------------------------------------------------------------------------------
     8. LIMITED WARRANTY. Microsoft warrants that the SOFTWARE PRODUCT will perform substantially in accordance with the accompanying written materials for a period of ninety (90) days from the date of receipt.

          If an implied warranty or condition is created by your state/jurisdiction and federal or state/provincial law prohibits disclaimer of it, you also have an implied warranty or condition, BUT ONLY AS TO DEFECTS DISCOVERED DURING THE PERIOD OF THIS LIMITED WARRANTY (NINETY [90] DAYS). AS TO ANY DEFECTS DISCOVER AFTER THE NINETY (90)-DAY PERIOD, THERE IS NO WARRANTY OR CONDITION OF ANY KIND. Some states/jurisdictions do not allow limitations on how long an implied warranty or condition lasts, so the above limitation may not apply to you.

          Any supplements or updates to the SOFTWARE PRODUCT, including without limitation, any (if any) service pack or hot fixes provided to you after the expiration of the ninety (90)-day Limited Warranty period are not covered by any warranty or condition, express or implied.

          LIMITATION ON REMEDIES; NO CONSEQUENTIAL OR OTHER DAMAGES. Your exclusive remedy for any breach of this Limited Warranty is as set forth below. Except for any refund elected by Microsoft, YOU ARE NOT ENTITLED TO ANY DAMAGES, INCLUDING BUT NOT LIMITED TO CONSEQUENTIAL DAMAGES, if the SOFTWARE PRODUCT does not meet Microsoft's Limited Warranty, and, to the maximum extent allowed by applicable law, even if any remedy fails of its essential purpose. The terms of Paragraph 10 below ("Exclusion of Incidental, Consequential, and Certain Other Damages") are also incorporated into this Limited Warranty. Some states/jurisdictions do not allow the exclusion or limitation of incidental or consequential damages, so the above limitation or exclusion may not apply to you. This Limited Warranty gives you specific legal rights. You may have others which vary from state/jurisdiction to state/jurisdiction. YOUR EXCLUSIVE REMEDY. Microsoft's and its suppliers' entire liability and your exclusive remedy shall be, at Microsoft's option from time to time, (a) return of the price paid (if any) for, or (b) repair or replacement of, the SOFTWARE PRODUCT that does not meet this Limited Warranty and that is returned to Microsoft with a copy of your receipt. You will receive the remedy elected by Microsoft without charge, except that you are responsible for any expenses you may incur (e.g., cost of shipping the SOFTWARE PRODUCT to Microsoft). This Limited Warranty is void if failure of the SOFTWARE PRODUCT has resulted from accident, abuse, misapplication, abnormal use, or a virus. Any replacement SOFTWARE PRODUCT will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is longer. Outside the United States or Canada, neither these remedies nor any product support services offered by Microsoft are available without proof of purchase from an authorized international source. To exercise your remedy, contact: Microsoft, Attn. Microsoft Sales Information Center, at the address specified in Paragraph 16 below.

     9. DISCLAIMER OF WARRANTIES. The Limited Warranty that appears above is the only express warranty made to you and is provided in lieu of any other express warranties (if any) created by any documentation or packaging. Except for the Limited Warranty and to the maximum extent permitted by applicable law, Microsoft and its suppliers provide the SOFTWARE PRODUCT and Support Services (if any) AS IS AND WITH ALL FAULTS and hereby disclaim all other warranties and conditions, either express, implied, or statutory, including, but not limited to, any (if any) implied warranties or conditions of merchantability, of fitness for a particular purpose, of lack of viruses, of accuracy or completeness of responses, of results, and of lack of negligence or lack of workmanlike effort, all with regard to the SOFTWARE PRODUCT, and the provision of or failure to provide Support Services. ALSO, THERE IS NO WARRANTY OR CONDITION OF TITLE, QUIET ENJOYMENT, QUIET POSSESSION, CORRESPONDENCE TO DESCRIPTION OR NON-INFRINGEMENT WITH REGARD TO THE SOFTWARE PRODUCT.

     10. EXCLUSION OF INCIDENTAL, CONSEQUENTIAL, AND CERTAIN OTHER DAMAGES. To the maximum extent permitted by applicable law, in no event shall Microsoft or its suppliers be liable for any special, incidental, indirect, or consequential damages whatsoever (including, but not limited to, damages for loss of profits or confidential or other information, for business interruption, for personal injury, for loss of privacy, for failure to meet any duty including of good faith or of reasonable care, for negligence, and for any other pecuniary or other loss whatsoever) arising out of or in any way related to the use of or inability to use the SOFTWARE PRODUCT, the provision of or failure to provide Support Services, or otherwise under or in connection with any provision of this EULA, even if Microsoft or any supplier has been advised of the possibility of such damages.

     11. LIMITATION OF LIABILITY AND REMEDIES. Notwithstanding any damages that you might incur for any reason whatsoever (including, without limitation, all damages referenced above and all direct or general damages), the entire liability of Microsoft and any of its suppliers under any provision of this EULA and your exclusive remedy for all of the foregoing (except for any remedy of repair or replacement elected by Microsoft with respect to any breach of the Limited Warranty) shall be limited to the greater of the amount actually paid by you for the SOFTWARE PRODUCT or U.S.$5.00. The foregoing limitations, exclusions, and disclaimers (including Sections 9, 10 and 11 above) shall apply to the maximum extent permitted by applicable law, even if any remedy falls its essential purpose.

     12. NOTE ON JAVA SUPPORT. THE SOFTWARE PRODUCT MAY CONTAIN SUPPORT FOR PROGRAMS WRITTEN IN JAVA. JAVA TECHNOLOGY IS NOT FAULT TOLERANT AND IS NOT DESIGNED, MANUFACTURED, OR INTENDED FOR USE OR RESALE AS ONLINE CONTROL EQUIPMENT IN HAZARDOUS ENVIRONMENTS REQUIRING FAIL-SAFE PERFORMANCE, SUCH AS IN THE OPERATION OF NUCLEAR FACILITIES, AIRCRAFT NAVIGATION OR COMMUNICATION SYSTEMS, AIR TRAFFIC CONTROL, DIRECT LIFE SUPPORT MACHINES, OR WEAPONS SYSTEMS, IN WHICH THE FAILURE OF JAVA TECHNOLOGY COULD LEAD DIRECTLY TO DEATH, PERSONAL INJURY, OR SEVERE PHYSICAL OR ENVIRONMENTAL DAMAGE.

     13. U.S. GOVERNMENT RIGHTS. All SOFTWARE PRODUCT provided to the U.S. Government pursuant to solicitations issued on or after December 1, 1995 is provided with the commercial rights and restrictions described elsewhere herein. All SOFTWARE PRODUCT provided to the U.S. Government pursuant to solicitations issued prior to December 1, 1995 is provided with RESTRICTED RIGHTS as provided for in FAR, 48 CFR 52.227-14 (JUNE
          1987) or FAR, 48 CFR 252.227-7013 (OCT 1988), as applicable.

     14. APPLICABLE LAW. If you acquired this SOFTWARE PRODUCT in the United States, this EULA is governed by the laws of the State of Washington. If you acquired this SOFTWARE PRODUCT in Canada, unless expressly prohibited by local law, this EULA is governed by the laws in force in the Province of Ontario, Canada; and, in respect of any dispute which may arise hereunder, you consent to the jurisdiction of the federal and provincial courts sitting in Toronto, Ontario. If this SOFTWARE PRODUCT was acquired outside the United States, then local law may apply.